                                                                    Exhibit 21.1

                                    LIST OF SUBSIDIARIES

THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership

LAKEWOOD MALL BUSINESS COMPANY, a Delaware business trust

LAKEWOOD MALL FINANCE COMPANY, a Delaware corporation

MACERICH BRISTOL ASSOCIATES, a California general partnership

MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership

MACERICH BUENAVENTURA GP CORP., a Delaware corporation

MACERICH CARMEL GP CORP, a Delaware corporation

MACERICH CARMEL LIMITED PARTNERSHIP, a California limited partnership

MACERICH CITADEL LIMITED PARTNERSHIP, a California limited partnership

MACERICH CITADEL GP CORP., a Delaware corporation

MACERICH CM VILLAGE GP CORP, a Delaware corporation

MACERICH CM VILLAGE LIMITED PARTNERSHIP, a California limited partnership

MACERICH CORTE MADERA GP CORP, a Delaware corporation

MACERICH CORTE MADERA LIMITED PARTNERSHIP, a California limited partnership

MACERICH EQ LIMITED PARTNERSHIP, a California limited partnership

MACERICH EQ GP CORP., a Delaware corporation

MACERICH FARGO ASSOCIATES, a California general partnership

MACERICH FAYETTEVILLE GP CORP, a Delaware corporation

MACERICH FAYETTEVILLE LIMITED PARTNERSHIP, a California limited partnership

MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership

MACERICH FRESNO GP CORP., a Delaware corporation

MACERICH GREAT FALLS LIMITED PARTNERSHIP, a California limited partnership

MACERICH GREAT FALLS GP CORP., a Delaware corporation

MACERICH GREELEY ASSOCIATES, a California general partnership

MACERICH HUNTINGTON LIMITED PARTNERSHIP, a California limited partnership

MACERICH HUNTINGTON GP CORP., a Delaware corporation

MACERICH LUBBOCK GP CORP, a Delaware corporation

MACERICH LUBBOCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH MANAGEMENT COMPANY, a California corporation

MACERICH MANHATTAN LIMITED PARTNERSHIP, a California limited partnership

MACERICH MANHATTAN GP CORP., a Delaware corporation

MACERICH MANHATTAN MANAGEMENT COMPANY, a California corporation

MACERICH MARINA LIMITED PARTNERSHIP, a California limited partnership

MACERICH MARINA GP CORP., a Delaware corporation

MACERICH NORTHWESTERN ASSOCIATES, a California general partnership

MACERICH OKLAHOMA LIMITED PARTNERSHIP, a California limited partnership

MACERICH OKLAHOMA GP CORP., a Delaware corporation

MACERICH PPR CORP, a Maryland corporation

MACERICH PROPERTY EQ GP CORP., a Delaware corporation

MACERICH PROPERTY MANAGEMENT COMPANY, a California corporation

MACERICH QUEENS ADJACENT GP CORP., a Delaware corporation

MACERICH QUEENS ADJACENT GUARANTY G.P. CORP., a Delaware corporation

MACERICH QUEENS ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH QUEENS LIMITED PARTNERSHIP, a California limited partnership

MACERICH QUEENS FUNDING CORP., a Delaware corporation

MACERICH QUEENS GP CORP., a Delaware corporation

MACERICH RIMROCK GP CORP., a Delaware corporation

MACERICH RIMROCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG FUNDING GP CORP., a Delaware corporation

MACERICH SCG FUNDING LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG GP CORP., a Delaware corporation

MACERICH SCG HOLDING LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership

MACERICH SASSAFRAS GP CORP., a Delaware corporation

MACERICH SASSAFRAS LIMITED PARTNERSHIP, a California limited partnership

MACERICH SOUTH TOWNE GP CORP., a Delaware corporation

MACERICH SOUTH TOWNE LIMITED PARTNERSHIP, a California limited partnership

MACERICH ST MARKETPLACE GP CORP., a Delaware corporation

MACERICH ST MARKETPLACE LIMITED PARTNERSHIP, a California limited partnership

MACERICH STONEWOOD GP CORP., a Delaware corporation

MACERICH STONEWOOD LIMITED PARTNERSHIP, a California limited partnership

MACERICH VALLEY VIEW ADJACENT GP CORP., a Delaware corporation

MACERICH VALLEY VIEW ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH VALLEY VIEW GP CORP., a Delaware corporation

MACERICH VALLEY VIEW LIMITED PARTNERSHIP, a California limited partnership

MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation

MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a California limited partnership

MACERICH WESTSIDE ADJACENT GP CORP, a Delaware corporation

MACERICH WESTSIDE ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH WESTSIDE GP CORP, a Delaware corporation

MACERICH WESTSIDE LIMITED PARTNERSHIP, a California limited partnership

MANHATTAN VILLAGE LLC, a California limited liability company

NORTHGATE MALL ASSOCIATES, a California general partnership

NORTH VALLEY PLAZA ASSOCIATES, a California general partnership

PACIFIC PREMIER RETAIL TRUST, a Maryland real estate investment trust

PANORAMA CITY ASSOCIATES, a California general partnership

PPR ALBANY PLAZA LLC, a Delaware limited liability company

PPR CASCADE LLC, a Delaware limited liability company

PPR CREEKSIDE CROSSING LLC, a Delaware limited liability company

PPR CROSS COURT LLC, a Delaware limited liability company

PPR EASTLAND PLAZA LLC, a Delaware limited liability company

PPR KITSAP MALL LLC, a Delaware limited liability company

PPR KITSAP PLACE LLC, a Delaware limited liability company

PPR NORTH POINT LLC, a Delaware limited liability company

PPR REDMOND DEVELOPMENT LLC, a Delaware limited liability company

PPR REDMOND OFFICE LLC, a Delaware limited liability company

PPR REDMOND RETAIL LLC, a Delaware limited liability company

PPR SQUARE TOO LLC, a Delaware limited liability company

PPR WASHINGTON SQUARE LLC, a Delaware limited liability company

SDG MACERICH PROPERTIES, L.P., a Delaware limited partnership

SM PORTFOLIO LIMITED PARTNERSHIP, a California limited partnership

WEST ACRES DEVELOPMENT, a North Dakota general partnership